UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2017

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West Wall Street, Suite 550
Midland, TX 79701

(Address of Principal Executive Offices)(432) 262-2700)

(Registrant’s Telephone Number, Including Area Code)N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2017, Natural Gas Services Group, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) at which four proposals were presented to shareholders for consideration: (1) the election of two Directors to serve until the Annual Meeting of Shareholders to be held in 2020, or until their successors are elected and qualified ; (2) a proposal to ratify the appointment of BDO USA , LLP as the Company’s independent auditors for the year ending December 31, 2017; (3) an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and (4) an advisory vote on compensation of the Company’s named executive officers. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2017.

(1)Election of Director: The nominees for election to the Board of Directors set forth below was elected by the shareholders by the following vote:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
Stephen C. Taylor	10,353,013	516,173	2,839	1,495,244
Charles G. Curtis	9,873,474	779,161	219,390	1,495,244

(2) Advisory Vote on the Compensation of our Named Executive Officers: The compensation of our named executive officers was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
7,304,439	3,484,621	82,965	1,495,244

(3)    Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers: The proposal on the frequency of the advisory vote on the compensation of our named executive officers was approved by the shareholders by the following vote:

1 Year	2 Year	3 Year	Abstain
8,943,136	222,286	1,628,506	78,097

Consistent with a majority of votes cast with respect to this proposal and with the recommendation of the Board of Directors, the Company will hold a shareholder advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

    (4) Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of BDO USA, LLP for 2017 as our independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain
11,996,724	5,489	365,056

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: June 19, 2017
	By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer